UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period:  November 30, 2018

Item 1. Reports to Stockholders.

Annual Report

November 30, 2018

Investment Advisor

Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.GersteinFisherFunds.com

Gerstein Fisher is a division of People’s United Advisors, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-800-473-1155.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-800-473-1155. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Gerstein Fisher Funds you hold.

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	15
STATEMENTS OF ASSETS AND LIABILITIES	46
STATEMENTS OF OPERATIONS	48
STATEMENTS OF CHANGES IN NET ASSETS	50
FINANCIAL HIGHLIGHTS	54
NOTES TO FINANCIAL STATEMENTS	60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	76
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	77
NOTICE OF PRIVACY POLICY & PRACTICES	81
ADDITIONAL INFORMATION	82

Dear Fellow Shareholders,

2018 has been a highly eventful and volatile year for the markets and investors, even as it draws to a close. It remains our privilege to recognize the trust in Gerstein Fisher you have shown and to continue to oversee our funds and strategies. It is a responsibility we take seriously and we look forward to continuing to earn this trust in the years to come.

Gerstein Fisher is focused on building and managing well-diversified, research-driven portfolios with the goal of offering investors consistent and efficient access to the performance of different markets and asset classes. With the future always an uncertain thing, we believe there is great value in a disciplined, thoughtfully structured investment approach such as ours that is grounded in fact and data and applied systematically.

We pride ourselves on our commitment to offering a quantitative alternative to managing investments through our Multi-Factor® strategies, and in always pushing our strategies and research forward in the best interest of our investors.

Sincerely,

Gregg. S. Fisher, CFA

Founder, Portfolio Manager and Head of Research

Review of Fund Performance

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

The twelve months ended November 30, 2018 were moderately positive for U.S. equities and for U.S. large-cap growth equities. The Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 5.81% for this period, compared to the Russell 1000® Growth Total Return Index, which returned 8.59% for the same twelve months.

As a result of the Fund’s diversified investment approach, with approximately 250 holdings and no individual holding constituting more than 5% of the total portfolio, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. The Fund’s performance relative to the Russell 1000® Growth Total Return Index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. Performance attribution during the twelve month period ended November 30, 2018 reveals that the Fund’s tilt to higher-profitability securities and higher price momentum (calculated over a 2-12 month trailing period) contributed positively to returns, while exposure to value-oriented securities and higher management quality securities lagged.

Since its inception in December 2009, the Fund has performed in line with our expectations. It is designed to be an all-cap U.S. growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that over time the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the U.S. growth equity space, as well as to provide exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Developed-market equities were broadly negative in the twelve months ended November 30, 2018. The Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”) returned -11.55% for this period, compared to the MSCI EAFE Growth Index, which returned -6.88% during the same twelve months.

The Fund maintains a diversified exposure to over 200 securities and approximately 25 countries, and no individual holding constitutes more than 5% of the total portfolio. Additionally, any single country’s exposure within the portfolio is limited to a maximum of approximately 15% of the Fund, providing a high degree of country-level diversification.  The Fund’s performance relative to the MSCI EAFE Growth Index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. Performance attribution during the twelve month period ended November 30, 2018 reveals that the Fund’s tilt to stocks with higher momentum characteristics and those with lower valuations contributed positively to return when compared to the benchmark. The Fund’s exposure to stocks with smaller market capitalizations, as well as its under-exposure to some countries, such as Japan, had a negative impact on returns.

Since its inception in January 2012, the Fund has performed in line with our expectations.  It is designed to be a large-cap, developed-market growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international-developed growth equity space, as well as provide exposure to often overlooked factors within the international growth equity universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

Global real estate as an asset class was relatively flat in terms of total returns in the twelve months ended November 30, 2018. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned 0.19% for that period, while the FTSE EPRA/NAREIT Developed Index Net Total Return was up 1.21% for the same twelve months.

The Fund maintains a diversified exposure to over 200 securities and approximately 25 countries, and no individual holding constituted more than 5% of the total portfolio. The real estate exposure in the Fund is global in nature, with approximately 50% exposure to non-U.S. real estate securities.  The Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index Net Total Return was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. Performance attribution during the twelve month period ended November 30, 2018 reveals that the Fund’s tilt to real estate securities with high price momentum and lower valuations contributed positively to returns, while smaller capitalization securities contributed negatively to returns.

Since its inception in April 2013, the Fund has performed in line with our expectations. It is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and avoiding securities with a high degree of leverage, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as to provide exposure to often overlooked factors within that investable universe.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

These strategies and mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods.  These risks are greater for emerging markets.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  The investment in options is not suitable for all investors.  The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested.  A real estate investment trust’s (“REIT’s”) share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.  Unlike mutual funds, exchange-

traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Diversification does not assure a profit or protect against a loss in a declining market.

Index Definitions:

Russell 1000® Growth Total Return Index: The Russell 1000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Total Return Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, focusing on companies with higher price-to-book ratios and higher forecasted growth values.  The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FTSE EPRA/NAREIT Developed Index Net Total Return: The Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Funds are distributed by Quasar Distributors, LLC.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18–11/30/18).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of a Fund within sixty days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2018 -
	June 1, 2018	November 30, 2018	November 30, 2018*
Actual	$1,000.00	$ 972.10	$4.89
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.10	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2018 -
	June 1, 2018	November 30, 2018	November 30, 2018*
Actual	$1,000.00	$ 871.30	$5.16
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2018 -
	June 1, 2018	November 30, 2018	November 30, 2018*
Actual	$1,000.00	$ 995.30	$4.50
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, ETFs that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

* Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2018

	Gerstein Fisher Multi-Factor® Growth Equity	Russell 1000® Growth Total Return Index
One Year	5.81%	8.59%
Three Year	10.88%	13.97%
Five Year	10.24%	13.04%
Since Inception (1/15/10)(1)	13.00%	14.28%

(1)	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 1000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Total Return Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities, which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

Average Annual Total Returns as of November 30, 2018

	Gerstein Fisher Multi-Factor® International Growth Equity	MSCI EAFE Growth Index
One Year	-11.55%	-6.88%
Three Year	3.25%	4.32%
Five Year	2.41%	2.96%
Since Inception (1/27/12)	7.04%	6.48%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including REITs.  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2018
(% of Investments)

*	Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2018

	Gerstein Fisher Multi-Factor® Global Real Estate Securities	FTSE EPRA/ NAREIT Developed Index Net Total Return
One Year	0.19%	1.21%
Three Year	5.45%	4.98%
Five Year	7.13%	5.57%
Since Inception (4/30/13)	4.45%	3.21%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

FTSE EPRA/NAREIT Developed Index Net Total Return is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.  The index reflects the reinvestment of dividends and the application of the relevant withholding tax rates.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2018

	Shares	Value
COMMON STOCKS – 99.81%
Accommodation – 0.45%
Marriott International, Inc.	8,899	$1,023,652
Wyndham Hotels & Resorts, Inc.	2,287	114,647
Wyndham Destinations, Inc.	2,287	94,842
		1,233,141
Administrative and Support Services – 3.77%
AECOM (a)	700	22,512
Booking Holdings, Inc. (a)	1,077	2,037,555
Broadridge Financial Solutions, Inc.	987	104,493
MasterCard, Inc.	38,857	7,812,977
PayPal Holdings, Inc. (a)	3,190	273,734
Perspecta, Inc.	8,425	177,852
		10,429,123
Air Transportation – 2.23%
American Airlines Group, Inc.	293	11,767
Delta Air Lines, Inc.	2,008	121,906
Southwest Airlines Co.	90,083	4,919,433
United Continental Holdings, Inc. (a)	11,495	1,111,566
		6,164,672
Ambulatory Health Care Services – 3.98%
Amedisys, Inc. (a)	60,350	8,222,687
Chemed Corp.	7,375	2,336,252
Genomic Health, Inc. (a)	5,500	434,775
		10,993,714
Amusement, Gambling, and Recreation Industries – 0.03%
Global Payments, Inc.	669	74,801

Apparel Manufacturing – 1.05%
Columbia Sportswear Co.	2,293	209,420
Lululemon Athletica, Inc. (a)	1,000	132,550
Michael Kors Holdings Ltd. (a)(b)	25,676	1,123,325
VF Corp.	17,664	1,435,906
		2,901,201
Automobiles & Components – 0.00%
Garrett Motion, Inc. (a)	49	563

Beverage and Tobacco Product Manufacturing – 1.67%
Altria Group, Inc.	7,548	413,857
Boston Beer Co., Inc. (a)	848	232,810
Coca-Cola Co.	8,071	406,778
Coca-Cola European Partners PLC (b)	8,088	392,592
MGP Ingredients, Inc.	4,771	324,380

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Beverage and Tobacco Product Manufacturing – 1.67% (Continued)
National Beverage Corp.	1,000	$87,270
PepsiCo, Inc.	22,578	2,753,161
		4,610,848
Broadcasting (except Internet) – 1.05%
CBS Corp.	3,848	208,485
Comcast Corp.	12,847	501,162
Discovery Communications, Inc. – Class A (a)	23,775	730,368
Discovery Communications, Inc. – Class C (a)	14,742	411,744
Walt Disney Co.	9,007	1,040,218
		2,891,977
Building Material and Garden Equipment and Supplies Dealers – 3.17%
Home Depot, Inc.	42,020	7,577,046
Lowe’s Cos, Inc.	12,472	1,176,983
		8,754,029
Chemical Manufacturing – 7.12%
Abbott Laboratories	6,000	444,300
AbbVie, Inc.	34,524	3,254,577
Allergan PLC (b)	80	12,528
Celgene Corp. (a)	10,506	758,743
Chemours Co.	34,487	982,190
Eli Lilly & Co.	471	55,879
Emergent BioSolutions, Inc. (a)	4,575	333,243
Gilead Sciences, Inc.	34,148	2,456,607
Innophos Holdings, Inc.	493	13,676
Innoviva, Inc. (a)	30,000	547,800
Johnson & Johnson	20,281	2,979,279
Kimberly-Clark Corp.	209	24,112
LyondellBasell Industries NV (b)	15,131	1,411,874
Medifast, Inc.	1,851	274,874
Myriad Genetics, Inc. (a)	5,275	170,066
OMNOVA Solutions, Inc. (a)	2,846	23,195
Supernus Pharmaceuticals, Inc. (a)	549	26,034
Trex Co, Inc. (a)	5,552	353,829
Trinseo SA (b)	85,000	4,295,050
Vertex Pharmaceuticals, Inc. (a)	6,985	1,262,818
		19,680,674
Clothing and Clothing Accessories Stores – 1.52%
Children’s Place, Inc.	12,698	1,646,169
Ross Stores, Inc.	7,942	695,719
TJX Companies, Inc.	38,144	1,863,334
		4,205,222

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Computer and Electronic Product Manufacturing – 13.16%
Alphabet, Inc. (a)	5,507	$6,027,026
Apple, Inc.	75,665	13,512,256
Ciena Corp. (a)	971	31,674
Cirrus Logic, Inc. (a)	243	9,098
Dell Technologies, Inc. Class V (a)	2,630	277,412
Harris Corp.	6,496	928,603
Harvard Bioscience, Inc. (a)	6,087	24,044
Intel Corp.	62,048	3,059,587
KEMET Corp.	3,322	68,034
Lam Research Corp.	7,500	1,177,200
Medtronic PLC (b)	1,500	146,295
Micron Technology, Inc. (a)	133,978	5,166,192
National Instruments Corp.	7,130	349,085
NetApp, Inc.	3,369	225,285
NVIDIA Corp.	3,951	645,712
ON Semiconductor Corp. (a)	65,000	1,246,700
QUALCOMM, Inc.	14,594	850,246
Roper Technologies, Inc.	213	63,387
Rubicon Technology, Inc. (a)	610	5,246
Skyworks Solutions, Inc.	2,084	151,653
Square, Inc. (a)	26,862	1,876,042
Teradyne, Inc.	3,526	125,843
TTM Technologies, Inc. (a)	3,040	36,146
Western Digital Corp.	8,319	377,599
		36,380,365
Construction of Buildings – 0.46%
KB Home	1,575	33,248
LGI Homes, Inc. (a)	765	35,313
MDC Holdings, Inc.	29,602	871,779
NVR, Inc. (a)	58	142,100
TRI Pointe Group, Inc. (a)	16,300	203,424
		1,285,864
Credit Intermediation and Related Activities – 1.39%
Altisource Portfolio Solutions SA (a)(b)(c)	29,436	698,811
Ameriprise Financial, Inc.	9,150	1,187,212
LendingTree, Inc. (a)	155	40,353
Regional Management Corp. (a)	5,035	136,751
Santander Consumer USA Holdings, Inc.	25,368	493,408
USA Technologies, Inc. (a)	3,367	16,734
Wells Fargo & Co.	14,808	803,778
Western Union Co.	1,254	23,487
World Acceptance Corp. (a)	4,012	437,067
		3,837,601

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Data Processing, Hosting and Related Services – 1.97%
Limelight Networks, Inc. (a)	37,471	$123,280
Visa, Inc.	37,492	5,312,991
		5,436,271
Educational Services – 0.64%
ITT Educational Services, Inc. (a)	3,750	0
Strategic Education, Inc.	13,029	1,778,328
		1,778,328
Electrical Equipment, Appliance, and Component Manufacturing – 0.02%
AO Smith Corp.	914	43,305
Resideo Technologies, Inc. (a)	81	1,671
		44,976
Electronics and Appliance Stores – 0.17%
Aaron’s, Inc.	9,884	462,571

Fabricated Metal Product Manufacturing – 0.01%
General Finance Corp. (a)	1,408	19,219

Food and Beverage Stores – 0.02%
GrubHub, Inc. (a)	683	53,472

Food Manufacturing – 0.17%
Bunge Ltd. (b)	6,298	359,427
Farmer Brothers Co. (a)	4,694	114,299
		473,726
Food Services and Drinking Places – 1.03%
Cracker Barrel Old Country Store, Inc.	3,709	670,624
Darden Restaurants, Inc.	16,380	1,810,645
McDonald’s Corp.	801	150,997
Wayfair, Inc. (a)	2,070	219,834
		2,852,100
Furniture and Related Product Manufacturing – 0.20%
Herman Miller, Inc.	7,630	258,352
Kimball International, Inc.	15,659	238,956
Sleep Number Corp. (a)	1,476	56,590
		553,898
General Merchandise Stores – 4.69%
Burlington Stores, Inc. (a)	50,547	8,378,671
Dollar General Corp.	26,783	2,972,645
WalMart, Inc.	16,460	1,607,319
		12,958,635

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Health and Personal Care Stores – 0.54%
CVS Health Corp.	1,077	$86,341
Express Scripts Holding Co. (a)	10,163	1,031,240
McKesson Corp.	3,000	373,500
		1,491,081
Heavy and Civil Engineering Construction – 0.03%
Century Communities, Inc. (a)	3,829	78,763

Insurance Carriers and Related Activities – 5.87%
Anthem, Inc.	29,812	8,647,567
Cigna Corp.	5,000	1,116,900
Hanover Insurance Group, Inc.	1,761	202,004
Humana, Inc.	6,190	2,039,419
Lincoln National Corp.	23,256	1,464,430
Prudential Financial, Inc.	7,525	705,544
Travelers Companies, Inc.	72	9,387
Universal Insurance Holdings, Inc.	39,649	1,740,195
Voya Financial, Inc.	6,967	313,167
		16,238,613
Leather and Allied Product Manufacturing – 0.34%
Crocs, Inc. (a)	11,700	325,260
NIKE, Inc.	8,000	600,960
Tapestry, Inc.	208	8,097
		934,317
Machinery Manufacturing – 0.69%
Applied Materials, Inc.	25,000	932,000
Caterpillar, Inc.	1,008	136,756
Cummins, Inc.	4,156	627,805
Deere & Co.	261	40,424
Ingersoll-Rand PLC (b)	1,641	169,876
		1,906,861
Management of Companies and Enterprises – 0.01%
EchoStar Corp. (a)	470	19,665

Merchant Wholesalers, Durable Goods – 2.42%
3M Co.	6,653	1,383,292
Arrow Electronics, Inc. (a)	17,635	1,357,366
Builders FirstSource, Inc. (a)	5,697	77,080
Honeywell International, Inc.	491	72,054
Huntington Ingalls Industries, Inc.	17,422	3,754,441
KLA-Tencor Corp.	391	38,537
		6,682,770

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Merchant Wholesalers, Nondurable Goods – 3.53%
Central Garden & Pet Co. (a)	143,523	$4,463,565
Herbalife Nutrition Ltd. (a)(b)	82,792	4,739,842
Nu Skin Enterprises, Inc.	7,389	487,452
Univar, Inc. (a)	2,178	47,176
US Foods Holding Corp. (a)	430	14,268
		9,752,303
Miscellaneous Manufacturing – 3.17%
ABIOMED, Inc. (a)	12,426	4,133,882
Align Technology, Inc. (a)	199	45,748
Becton Dickinson & Co.	940	237,585
Brady Corp.	6,646	289,500
Estee Lauder Companies, Inc.	6,300	898,758
Intuitive Surgical, Inc. (a)	1,980	1,051,122
Stryker Corp.	4,800	842,208
Zimmer Biomet Holdings, Inc.	10,894	1,274,816
		8,773,619
Motion Picture and Sound Recording Industries – 0.97%
NetFlix, Inc. (a)	9,360	2,678,177

Motor Vehicle and Parts Dealers – 0.04%
Lithia Motors, Inc.	1,530	126,776

Nonstore Retailers – 3.31%
Amazon.com, Inc. (a)	5,342	9,028,888
Nutrisystem, Inc.	371	13,798
Systemax, Inc.	4,232	118,030
		9,160,716
Oil and Gas Extraction – 0.44%
Evolution Petroleum Corp.	82,073	714,856
Parsley Energy, Inc. (a)	3,717	74,823
Renewable Energy Group, Inc. (a)	16,134	434,811
		1,224,490
Other Information Services – 3.41%
Brightcove, Inc. (a)	4,322	31,032
Chegg, Inc. (a)	71,560	2,000,102
Facebook, Inc. (a)	30,916	4,347,099
Travelzoo (a)	6,977	62,932
Twitter, Inc. (a)	25,000	786,250
Yelp, Inc. (a)	65,243	2,196,732
		9,424,147

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Paper Manufacturing – 0.17%
International Paper Co.	5,915	$273,214
Veritiv Corp. (a)	113	3,429
Verso Corp. (a)	7,490	188,898
		465,541
Performing Arts, Spectator Sports, and Related Industries – 1.54%
Boyd Gaming Corp.	2,079	51,601
Electronic Arts, Inc. (a)	50,000	4,203,500
		4,255,101
Personal and Laundry Services – 0.05%
Weight Watchers International, Inc. (a)	2,691	134,604

Primary Metal Manufacturing – 0.08%
Global Brass & Copper Holdings, Inc.	1,779	57,586
Olympic Steel, Inc.	9,542	175,191
		232,777
Printing and Related Support Activities – 0.01%
Deluxe Corp.	768	38,669

Professional, Scientific, and Technical Services – 7.59%
Accenture PLC (b)	2,481	408,174
Amgen, Inc.	3,682	766,776
CACI International, Inc. (a)	4,293	707,959
Cognizant Technology Solutions Corp.	2,040	145,309
eBay, Inc. (a)	25,931	774,040
Ebix, Inc. (c)	38,604	1,822,881
Hackett Group, Inc.	33,659	594,081
Hamilton Lane, Inc.	13,435	508,112
Insperity, Inc.	29,758	2,976,990
Itron, Inc. (a)	363	19,660
LivePerson, Inc. (a)	33,937	640,391
Luminex Corp.	7,857	230,760
Okta, Inc. (a)	8,323	529,759
Quotient Technology, Inc. (a)	39,778	488,872
Salesforce.com, Inc. (a)	5,246	748,919
Trade Desk, Inc. (a)	224	31,909
VMware, Inc. (a)	57,208	9,573,187
		20,967,779
Publishing Industries (except Internet) – 9.14%
Activision Blizzard, Inc.	25,994	1,296,580
Adobe Systems, Inc. (a)	11,597	2,909,571
Citrix Systems, Inc.	1,323	144,167
DXC Technology Co.	16,850	1,062,224

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Publishing Industries (except Internet) – 9.14% (Continued)
EPAM Systems, Inc. (a)	1,225	$159,556
ePlus, Inc. (a)	26,824	2,192,862
Fair Isaac Corp. (a)	1,000	198,630
InterActiveCorp (a)	22,322	3,972,423
Microsoft Corp.	104,806	11,621,938
Mitek Systems, Inc. (a)	15,548	148,795
News Corp.	10,508	136,394
Oracle Corp.	25,000	1,219,000
Twenty-First Century Fox, Inc.	3,908	191,609
		25,253,749
Rental and Leasing Services – 0.61%
Air Lease Corp.	3,476	135,078
Aircastle Ltd. (b)	22,939	427,812
CAI International, Inc. (a)	3,000	73,530
Triton International Ltd. (b)	12,826	437,110
United Rentals, Inc. (a)	5,362	628,051
		1,701,581
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 1.08%
BlackRock, Inc.	143	61,205
Morningstar, Inc.	4,569	539,782
S&P Global, Inc.	6,451	1,179,630
Yum China Holdings, Inc.	33,790	1,210,696
		2,991,313
Social Assistance – 0.19%
Care.com, Inc. (a)	28,707	514,429

Specialty Trade Contractors – 0.59%
Comfort Systems USA, Inc.	763	40,180
Quanta Services, Inc. (a)	45,241	1,587,959
		1,628,139
Support Activities for Mining – 0.22%
Antero Resources Corp. (a)	45,763	600,868

Support Activities for Transportation – 0.08%
Expeditors International of Washington, Inc.	2,650	201,638
Willis Lease Finance Corp. (a)	300	11,052
		212,690
Telecommunications – 0.21%
ARC Group Worldwide, Inc. (a)	1,500	2,025
Argan, Inc.	706	30,690

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Telecommunications – 0.21% (Continued)
AT&T, Inc.	8,113	$253,450
Vonage Holdings Corp. (a)	27,701	293,354
		579,519
Transportation Equipment Manufacturing – 3.50%
Boeing Co.	12,000	4,161,120
Commercial Vehicle Group, Inc. (a)	8,111	56,615
Lawson Products, Inc. (a)	3,160	97,328
Lear Corp.	36,745	5,006,506
Marine Products Corp.	11,215	243,814
MasterCraft Boat Holdings, Inc. (a)	2,059	53,349
Meritor, Inc. (a)	2,416	39,864
Spartan Motors, Inc.	3,035	24,432
		9,683,028
Utilities – 0.01%
Ormat Technologies, Inc.	629	35,281
Total Common Stocks (Cost $151,326,917)		275,864,357

RIGHTS – 0.00%
Newstar Financial, Inc. CVR (a)(d)(e)	4,036	2,341
Total Rights (Cost $0)		2,341

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 0.26%
Money Market Fund – 0.26%
First American Government Obligations Fund – Class Y, 1.800% (f)	721,069	721,069
Total Investments Purchased with Proceeds
from Securities Lending (Cost $721,069)		721,069

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
SHORT-TERM INVESTMENTS – 0.13%
Money Market Fund – 0.13%
First American Treasury Obligations Fund – Class X, 2.144% (f)	357,100	$357,100
Total Short-Term Investments (Cost $357,100)		357,100
Total Investments (Cost $152,405,086) – 100.20%		276,944,867
Liabilities in Excess of Other Assets – (0.20)%		(551,187)
TOTAL NET ASSETS – 100.00%		$276,393,680

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of November 30, 2018. Total value of securities out on loan is $705,973.
(d)	Illiquid security. The total market value of these securities were $2,341, representing 0.00% of net assets.
(e)	Fair valued security. Value determined using significant unobservable inputs.
(f)	Seven day yield as of November 30, 2018.

Abbreviations:
Ltd.	Limited is a term indicating a company is incorporated and shareholder have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2018

	Shares	Value
COMMON STOCKS – 98.75%
Australia – 9.61%
AGL Energy Ltd.	17,405	$240,132
Alumina Ltd.	11,746	19,245
BHP Billiton Ltd.	11,739	260,833
BlueScope Steel Ltd.	89,719	741,949
Caltex Australia Ltd.	9,679	195,312
CIMIC Group Ltd.	49,568	1,476,656
Coca-Cola Amatil Ltd.	397,943	2,513,401
Cochlear Ltd.	11,870	1,475,347
Coles Group Ltd. (a)	608	5,204
CSL Ltd.	9,077	1,183,333
Flight Centre Travel Group Ltd.	7,067	253,214
Insurance Australia Group Ltd.	195,200	1,041,913
Macquarie Group Ltd.	3,822	321,628
Medibank Private Ltd.	438,732	778,672
Qantas Airways Ltd.	303,654	1,327,412
Rio Tinto Ltd.	87,852	4,731,399
Sonic Healthcare Ltd.	6,174	103,238
South32 Ltd.	435,897	985,018
TPG Telecom Ltd.	110,717	583,416
Treasury Wine Estates Ltd.	215,000	2,231,718
Wesfarmers Ltd.	608	14,080
Woolworths Group Ltd.	390	8,268
		20,491,388
Austria – 0.05%
ANDRITZ AG	2,165	104,550

Belgium – 3.03%
Colruyt SA	55,000	3,513,915
KBC Group NV	4,675	336,275
UCB SA	23,264	1,960,565
Umicore SA	15,000	650,118
		6,460,873
Bermuda – 0.94%
Jardine Strategic Holdings Ltd.	43,265	1,670,015
Shangri-La Asia Ltd.	235,186	335,253
		2,005,268
Cayman Islands – 0.31%
CK Asset Holdings Ltd.	9,220	66,595
WH Group Ltd. (b)	802,245	585,730
		652,325

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Denmark – 3.73%
Coloplast A/S	10,733	$1,024,735
DSV A/S	1,392	106,607
H Lundbeck A/S	18,000	739,864
Novo Nordisk A/S	119,073	5,538,258
Vestas Wind System A/S	185	13,829
William Demant Holding A/S (a)	18,000	526,292
		7,949,585
Finland – 1.43%
Elisa OYJ	4,616	185,334
Metso OYJ	757	21,666
Neste OYJ	29,115	2,279,382
Stora Enso OYJ	2,458	31,422
UPM-Kymmene OYJ	7,850	209,670
Wartsila OYJ Abp	19,092	311,494
		3,038,968
France – 12.62%
Aeroports de Paris	1,840	357,944
Alstom SA	142,467	6,255,297
Arkema SA	31,202	2,961,668
Atos SE	15,000	1,276,212
Bouygues SA	26,148	1,006,417
Capgemini SE	8,786	1,025,871
Credit Agricole SA	156,912	1,950,093
Dassault Systemes SE	8,374	1,006,856
Eiffage SA	8,399	799,937
EssilorLuxottica SA	1,617	204,447
Eurazeo SA	9,101	682,947
Hermes International	1,348	729,830
Ipsen SA	86	11,084
Kering SA	626	272,488
Legrand SA	1,384	84,897
L’Oreal SA	1,861	439,132
LVMH Moet Hennessy Louis Vuitton SE	6,226	1,782,120
Pernod Ricard SA	2,332	372,804
Peugeot SA	115,263	2,536,026
Remy Cointreau SA	9,168	1,061,786
Safran SA	3,830	479,398
Societe BIC SA	5,722	613,812
Thales SA	3,776	463,433
Ubisoft Entertainment SA (a)	6,218	507,089
Veolia Environnement SA	984	20,968
		26,902,556

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Germany – 9.33%
Adidas AG	8,604	$1,905,513
Axel Springer SE	1,647	105,298
Bayer AG	23,647	1,735,242
Commerzbank AG (a)	68,274	591,518
Continental AG	1,338	202,186
Covestro AG (b)	31,769	1,840,164
Daimler AG	564	31,888
Deutsche Boerse AG	938	120,151
Deutsche Lufthansa AG	80,461	1,968,495
Deutsche Post AG	53,987	1,725,593
E.ON SE	50,000	511,104
Fresenius Medical Care AG & Co. KGaA	1,091	88,970
Fresenius SE & Co. KGaA	659	37,457
Henkel AG & Co. KGaA	5,764	597,376
HUGO BOSS AG	13,395	928,192
Infineon Technologies AG	105,569	2,230,136
Kabel Deutschland Holding AG	7,275	856,551
Porsche Automobil Holding SE – Preference Shares	12,051	774,445
Puma SE	509	254,829
RWE AG	80,223	1,739,471
SAP AG	12,782	1,323,924
United Internet AG	1,250	56,555
Volkswagen AG – Preference Shares	634	107,607
Wirecard AG	1,120	170,575
		19,903,240
Hong Kong – 1.37%
AIA Group Ltd.	135,734	1,115,107
HKT Trust & HKT Ltd.	489,275	708,711
Swire Pacific Ltd.	67,734	751,071
Techtronic Industries Co. Ltd.	65,575	355,629
		2,930,518
Ireland – 0.61%
CRH PLC	9,100	250,319
James Hardie Industries PLC	24,488	287,692
Kerry Group PLC	2,339	241,993
Smurfit Kappa Group Plc	19,602	529,881
		1,309,885
Israel – 0.60%
Bank Leumi Le-Israel BM	4,909	32,304
Mizrahi Tefahot Bank Ltd.	56,633	1,030,622
Nice Ltd. (a)	1,147	133,048
Taro Pharmaceutical Industries Ltd.	707	76,299
		1,272,273

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Italy – 0.26%
Moncler SpA	16,518	$541,047
Rizzoli Corriere Della Sera Mediagroup SpA (a)	14,241	18,638
Saipem SpA (a)	131	575
		560,260
Japan – 16.18%
AGC, Inc.	23,562	800,674
Astellas Pharma, Inc.	16,240	250,255
Bandai Namco Holdings, Inc.	10,000	420,782
Calbee, Inc.	1,904	63,316
Daiichi Sankyo Co Ltd.	24,000	882,645
Fujitsu Ltd.	4,608	284,615
Hakuhodo DY Holdings, Inc.	7,400	113,349
Hitachi Construction Machinery Co Ltd.	761	21,173
Hitachi High-Technologies Corp.	12,086	431,515
Hitachi Ltd.	30,297	882,282
Hoya Corp.	4,262	260,491
ITOCHU Corp.	110,730	1,970,965
Kakaku.com, Inc.	44,182	891,297
Kaneka Corp.	9,191	344,625
Keisei Electric Railway Co. Ltd.	2,104	68,268
Kikkoman Corp.	52,607	3,079,521
Kose Corp.	12,518	1,872,637
Marui Group Co Ltd.	25,000	540,285
MEIJI Holdings Co. Ltd.	182	14,348
Mitsui Chemicals, Inc.	21,810	555,169
Nabtesco Corp.	577	16,010
Nagoya Railroad Co. Ltd.	707	17,730
Nexon Co. Ltd. (a)	1,342	15,956
NGK Insulators Ltd.	6,093	90,576
NGK Spark Plug Co. Ltd.	1,795	36,949
Nisshin Seifun Group, Inc.	59,513	1,254,692
Nissin Foods Holdings Co. Ltd.	1,237	80,175
Nitori Holdings Co. Ltd.	4,426	593,502
NSK Ltd.	33,988	320,347
Omron Corp.	11,015	486,178
Otsuka Holdings Co. Ltd.	22,570	1,103,199
Panasonic Corp.	1,107	11,423
Pola Orbis Holdings, Inc.	57,046	1,612,752
Ryohin Keikaku Co. Ltd.	68	18,358
Shimizu Corp.	11,544	98,881
Shionogi & Co. Ltd.	6,447	427,589
Shiseido Co. Ltd.	42,287	2,693,889
Showa Denko KK	10,000	401,288

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Japan – 16.18% (Continued)
SoftBank Group Corp.	7,436	$627,745
Subaru Corp.	38	846
Sumitomo Dainippon Pharma Co. Ltd.	225,000	7,358,655
Unicharm Corp.	15,955	499,649
Yamaha Corp.	919	39,624
Yamazaki Baking Co. Ltd.	52,539	1,107,302
Yaskawa Electric Corp.	16,580	521,257
Yokogawa Electric Corp.	42,853	790,485
ZOZO Inc.	23,351	520,352
		34,493,621
Jersey – 0.27%
Ferguson PLC	5,524	354,886
Glencore PLC (a)	58,027	216,308
		571,194
Luxembourg – 0.27%
ArcelorMittal	25,000	571,769
Tenaris SA	636	7,703
		579,472
Netherlands – 8.86%
AerCap Holdings NV (a)	16,666	881,131
Airbus SE	3,828	410,533
Akzo Nobel NV	18,415	1,547,447
Ferrari NV	3,156	346,440
Fiat Chrysler Automobiles NV (a)	142,886	2,372,793
Heineken Holding NV	16,716	1,479,907
Heineken NV	9,443	865,773
ING Groep NV	92,356	1,118,595
Koninklijke Ahold Delhaize NV	97,631	2,515,983
Koninklijke DSM NV	4,688	416,301
Koninklijke Philips NV	48,718	1,847,390
Koninklijke Vopak NV	7,000	306,982
NN Group NV	74,158	3,162,988
Randstad NV	1,208	58,998
STMicroelectronics NV	818	12,116
Unilever NV	17,005	943,685
Wolters Kluwer NV	10,031	606,437
		18,893,499
New Zealand – 0.32%
a2 Milk Co. Ltd. (a)	71,738	513,208
Fisher & Paykel Healthcare Corp Ltd.	11,589	106,345
Mercury NZ Ltd.	10,033	24,511
Spark New Zealand Ltd.	16,761	48,815
		692,879

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Norway – 0.66%
Equinor ASA	21,276	$498,388
Norsk Hydro ASA	2,395	11,317
Orkla ASA	109,452	906,484
		1,416,189
Portugal – 0.08%
Banco Espirito Santo SA (a)(c)	36,955	0
Galp Energia SGPS SA	10,000	164,602
		164,602
Singapore – 1.14%
ComfortDelGro Corp. Ltd.	528,170	811,234
Fraser & Neave Ltd.	14,289	18,797
Genting Singapore Ltd.	656,981	466,500
Sembcorp Industries Ltd.	337,143	644,457
Singapore Airlines Ltd.	22,715	157,903
Wilmar International Ltd.	149,282	331,322
		2,430,213
Spain – 2.15%
Aena SME SA (b)	2,326	370,043
Amadeus IT Group SA	20,437	1,466,774
CaixaBank SA	169,712	701,055
Ferrovial SA	716	14,764
Industria de Diseno Textil SA	7,116	218,710
International Consolidated Airlines Group SA	77,977	625,188
Red Electrica Corp SA	54,829	1,183,495
		4,580,029
Sweden – 4.78%
Atlas Copco AB – Class A	556	13,681
Atlas Copco AB – Class B	623	14,140
Boliden AB	55,000	1,234,690
Epiroc AB – Class A (a)	556	4,556
Epiroc AB – Class B (a)	623	5,008
Essity AB	5,840	149,890
Holmen AB	606	12,782
Industrivarden AB	13,989	287,565
Investor AB	49,404	2,169,856
Kinnevik AB	1,571	39,956
Lundin Petroleum AB	37,711	994,575
Sandvik AB	31,528	468,226
Svenska Cellulosa AB SCA	32,519	262,154
Swedish Match AB	100,000	3,908,260
Ericsson	74,630	626,369
		10,191,708

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Switzerland – 8.39%
ABB Ltd.	29,681	$601,777
Adecco Group AG	26,696	1,324,314
Chocoladefabriken Lindt & Spruengli AG – Participation Certificate	36	245,635
Cie Financiere Richemont SA	2,902	188,574
Coca-Cola HBC AG (a)	4,221	126,259
Credit Suisse Group AG (a)	18,424	217,841
EMS-Chemie Holding AG	3,010	1,620,481
Idorsia Ltd. (a)	7,692	146,945
Kuehne + Nagel International AG	5,000	703,947
Lonza Group AG (a)	8,457	2,743,090
Nestle SA	33,128	2,826,249
Novartis AG	7,452	680,378
Roche Holding AG	4,027	1,045,346
SGS SA	369	875,388
Sika AG	2,439	302,657
Sonova Holding AG	267	43,248
Swatch Group AG	281	16,471
Swatch Group AG – Bearer Shares	2,196	652,777
Swiss Re AG	19,247	1,760,723
Temenos AG (a)	4,074	506,530
UBS Group AG (a)	3,540	47,986
Vifor Pharma AG	9,836	1,214,452
		17,891,068
United Kingdom – 11.75%
3i Group PLC	227,186	2,426,838
Anglo American PLC	42,959	865,392
Ashtead Group PLC	72,281	1,629,785
Auto Trader Group PLC (b)	173,505	972,241
Barclays PLC	53,000	110,052
Berkeley Group Holdings PLC	41,635	1,715,963
Burberry Group PLC	72,780	1,648,784
Carnival PLC	74,042	4,321,726
Compass Group PLC	49,631	1,064,332
Croda International PLC	1,316	82,016
G4S PLC	68,196	168,964
Hargreaves Lansdown PLC	1,004	24,464
IMI PLC	45,058	561,664
InterContinental Hotels Group PLC	4,059	218,103
Intertek Group PLC	1,145	68,769
ITV PLC	41,951	77,855
Kingfisher PLC	2,816	8,969
London Stock Exchange Group PLC	6,424	331,079
Mondi PLC	18,998	416,014

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
United Kingdom – 11.75% (Continued)
Next PLC	35,402	$2,210,487
Persimmon PLC	26,733	649,760
RELX PLC – BATS Trading Europe	39,353	819,307
RELX PLC – London Stock Exchange	62,365	1,301,874
Rio Tinto PLC	1,017	46,479
Royal Mail PLC	150,128	614,197
Sage Group PLC	64,982	483,380
Smiths Group PLC	38,370	682,902
Tate & Lyle PLC	5,289	48,477
Unilever PLC	26,951	1,460,580
Weir Group PLC	1,736	32,785
		25,063,238
United States – 0.01%
Ball Corp.	540	26,547
Total Common Stocks (Cost $191,829,968)		210,575,948

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
SHORT-TERM INVESTMENTS – 0.00%
Money Market Fund – 0.00%
First American Treasury Obligations Fund – Class X, 2.144% (d)	297	$297
Total Short-Term Investments (Cost $297)		297
Total Investments (Cost $191,830,265) – 98.75%		210,576,245
Other Assets in Excess of Liabilities – 1.25%		2,669,104
TOTAL NET ASSETS – 100.00%		$213,245,349

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $3,768,178, represents 1.77% of net assets.
(c)	Illiquid security. The total market value of this security was $0, representing 0.00% of net assets.
(d)	Seven day yield as of November 30, 2018.

Abbreviations:
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
Abp	Publikt aktiebolag is the Swedish term for publicly traded companies.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
BM	An abbreviation that refers to a limited liability company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SCA	An abbreviation that refers to a limited partnership.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SGPS	Sociedade gestora de participacoes socialis is a Portugese term for a holding enterprise.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2018

	Shares	Value
COMMON STOCKS – 18.02%
Australia – 0.00%
OneMarket Ltd. (a)	3,750	$2,165

Bermuda – 1.79%
Brookfield Business Partners LP	1,218	42,939
Brookfield Property Partners LP	11,933	210,522
Gemdale Properties & Investment Corp Ltd.	6,650,633	632,221
HKC Holdings Ltd.	26,889	21,758
Hongkong Land Holdings Ltd.	131,973	861,158
Kerry Properties Ltd.	181,270	624,814
Road King Infrastructure Ltd.	102,828	175,418
Sinolink Worldwide Holdings Ltd. (a)	1,250,000	80,334
		2,649,164
Brazil – 0.26%
BR Malls Participacoes SA (a)	51,271	172,489
Construtora Tenda SA (a)	19,815	157,613
Direcional Engenharia SA	27,778	55,051
		385,153
Cayman Islands – 3.21%
Agile Group Holdings Ltd.	614,965	840,291
China Aoyuan Property Group Ltd.	415,543	267,722
China Resources Land Ltd.	282,000	1,049,750
Jiayuan International Group Ltd.	142,000	254,750
Kaisa Group Holdings Ltd. (a)	760,795	245,761
Longfor Group Holdings Ltd.	547,073	1,550,466
Powerlong Real Estate Holdings Ltd.	280,000	114,028
Sunac China Holdings Ltd.	62,915	211,159
Yuzhou Properties Co. Ltd.	516,427	227,865
		4,761,792
Germany – 1.97%
ADLER Real Estate AG	19,778	338,101
Deutsche EuroShop AG	1,601	50,076
Deutsche Wohnen SE	19,502	937,133
DIC Asset AG	2,758	30,196
TAG Immobilien AG	23,056	553,646
TLG Immobilien AG	16,263	445,289
Vonovia SE	11,678	567,765
		2,922,206
Hong Kong – 3.22%
Henderson Land Development Co. Ltd.	106,090	547,183
Hysan Development Co. Ltd.	208,054	997,024
New World Development Co Ltd.	158,774	214,506
Poly Property Group Co Ltd.	204,152	69,763

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Hong Kong – 3.22% (Continued)
Sino Land Co. Ltd.	710,905	$1,227,257
Swire Properties Ltd.	113,902	397,766
Wheelock & Co. Ltd.	229,289	1,319,421
		4,772,920
Indonesia – 0.07%
Bumi Serpong Damai Tbk PT (a)	384,000	36,344
Ciputra Development Tbk PT	387,000	28,615
Pakuwon Jati Tbk PT	900,000	37,183
		102,142
Israel – 0.16%
Azrieli Group Ltd.	4,750	238,821

Japan – 0.60%
Aeon Mall Co. Ltd.	2,729	49,147
Daikyo, Inc.	10,000	261,770
Heiwa Real Estate Co. Ltd.	11,000	188,354
Leopalace21 Corp.	4,404	19,151
Mitsubishi Estate Co. Ltd.	8,381	134,529
Mitsui Fudosan Co. Ltd.	815	19,536
Sumitomo Realty & Development Co Ltd.	5,200	193,024
Tokyo Tatemono Co Ltd.	2,402	27,397
		892,908
Jersey – 0.03%
Atrium Eurpopean Real Estate Ltd. (a)	10,533	40,662

Luxembourg – 1.63%
ADO Properties SA (b)	9,434	513,831
Aroundtown SA	182,895	1,568,828
Grand City Properties SA	14,018	331,263
		2,413,922
Malaysia – 0.01%
UOA Development Bhd	32,200	16,252

Mexico – 0.09%
Corp Inmobiliaria Vesta SAB de CV	101,225	126,322

Netherlands – 0.08%
Eurocommercial Properties NV	3,788	125,516

New Zealand – 0.22%
Argosy Property Ltd.	110,786	88,404
Kiwi Property Group Ltd.	103,269	98,423

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
New Zealand – 0.22% (Continued)
Precinct Properties New Zealand Ltd.	135,000	$134,652
		321,479
Norway – 0.05%
Entra ASA (b)	6,138	80,880

Philippines – 0.52%
Megaworld Corp.	1,000,000	86,105
Robinsons Land Corp.	296,391	115,578
SM Prime Holdings, Inc.	860,876	570,914
		772,597
Singapore – 1.03%
City Developments Ltd.	55,520	342,461
United Industrial Corp. Ltd.	194,476	401,124
UOL Group Ltd.	95,221	425,807
Wing Tai Holdings Ltd.	253,010	360,628
		1,530,020
Sweden – 1.26%
Castellum AB	10,217	179,168
Fabege AB	72,541	904,594
Hembla AB (a)	4,274	71,361
Hemfosa Fastigheter AB	18,134	143,486
Hufvudstaden AB	7,090	107,271
Klovern AB	106,640	122,607
Kungsleden AB	37,031	257,539
Nyfosa AB (a)	18,134	84,857
		1,870,883
Switzerland – 0.43%
Allreal Holding AG (a)	887	141,148
PSP Swiss Property AG	3,221	312,896
Swiss Prime Site AG (a)	2,244	185,433
		639,477
Thailand – 0.20%
Central Pattana PLC	130,689	301,642

United Kingdom – 0.44%
Capital & Counties Properties PLC	8,006	26,027
Daejan Holdings PLC	8,322	621,409
		647,436
United States – 0.75%
CBRE Group, Inc. (a)	541	23,631
Forestar Group, Inc. (a)	10,712	171,821
FRP Holdings, Inc. (a)	915	42,840

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
United States – 0.75% (Continued)
HFF, Inc.	10,218	$412,807
Jones Lang Lasalle, Inc.	600	85,920
Marcus & Millichap, Inc. (a)	1,465	53,458
RMR Group, Inc.	4,949	319,903
		1,110,380
Total Common Stocks (Cost $26,576,271)		26,724,739

REAL ESTATE INVESTMENT TRUSTS – 81.45%
Australia – 7.02%
Abacus Property Group	982	2,282
Astro Japan Property Group (a)(c)(d)(f)	107,959	3,945
BWP Trust	286,633	733,124
Charter Hall Education Trust	10,000	21,216
Charter Hall Retail REIT	79,372	262,890
Cromwell Property Group	274,982	199,299
Dexus	191,841	1,471,482
GDI Property Group	100,000	92,615
Goodman Group	96,191	722,843
GPT Group	302,236	1,167,629
Investa Office Fund	343,229	1,401,190
Mirvac Group	462,961	743,598
Scentre Group	246,005	703,267
Vicinity Centres	1,474,405	2,885,530
		10,410,910
Belgium – 0.41%
Befimmo SA	1,257	73,668
Cofinimmo SA	2,010	245,024
Warehouses De Pauw CVA	2,228	292,713
		611,405
Canada – 2.78%
Artis Real Estate Investment Trust	4,019	30,007
Boardwalk Real Estate Investment Trust	916	28,604
Canadian Apartment Properties REIT	20,198	710,841
Dream Global Real Estate Investment Trust	47,509	481,651
Dream Office Real Estate Investment Trust	8,524	155,898
Granite Real Estate Investment Trust	27,194	1,122,227
H&R Real Estate Investment Trust	14,434	228,571
InterRent Real Estate Investment Trust	28,960	283,355
Morguard Real Estate Investment Trust	40,675	344,711
RioCan Real Estate Investment Trust	19,256	358,410
Smart Centres Real Estate Investment Trust	15,503	366,733
WPT Industrial Real Estate Investment Trust	1,100	14,091
		4,125,099

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
France – 2.01%
Affine SA	25,318	$398,411
Covivio	2,503	244,050
Gecina SA	12,643	1,770,168
Societe de la Tour Eiffel	2,148	100,652
Unibail-Rodamco-Westfield – CDI (a)	20,745	180,435
Unibail-Rodamco-Westfield	1,799	309,861
		3,003,577
Guernsey – 0.19%
MedicX Fund Ltd.	24,509	23,729
Schroder Real Estate Investment Trust Ltd.	33,987	23,949
UK Commercial Property REIT Ltd.	223,466	233,780
		281,458
Hong Kong – 3.48%
Champion REIT	2,039,690	1,420,525
Hui Xian Real Estate Investment Trust	141,122	65,298
Link REIT	342,569	3,269,719
Prosperity REIT	1,078,650	405,667
		5,161,209
Ireland – 0.24%
Green REIT PLC	147,164	238,579
Irish Residential Properties REIT PLC	73,680	119,448
		358,027
Italy – 0.06%
Immobiliare Grande Distribuzione SIIQ SpA	13,241	89,819

Japan – 6.16%
Activia Properties, Inc.	44	185,012
Advance Residence Investment Corp.	85	234,981
Comforia Residential REIT, Inc.	32	80,276
Daiwa House REIT Investment Corp.	176	399,446
Daiwa Office Investment Corp.	122	754,856
Frontier Real Estate Investment Corp.	11	42,774
Fukuoka REIT Corp.	43	63,893
Global One Real Estate Investment Corp.	480	503,845
GLP J-Reit	40	40,226
Hankyu REIT, Inc.	85	110,293
Heiwa Real Estate REIT, Inc.	80	82,154
Hulic Reit, Inc.	336	491,359
Japan Excellent, Inc.	54	74,037
Japan Hotel REIT Investment Corp.	2,029	1,413,550
Japan Logistics Fund, Inc.	101	201,692
Japan Rental Housing Investments, Inc.	93	71,070

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Japan – 6.16% (Continued)
Japan Retail Fund Investment Corp.	54	$103,652
Kenedix Office Investment Corp.	240	1,577,194
Marimo Regional Revitalization REIT, Inc.	120	116,693
Mori Hills REIT Investment Corp.	95	117,754
Mori Trust Sogo Reit, Inc.	145	210,348
Nippon Accommodations Fund, Inc.	33	160,258
Nomura Real Estate Master Fund, Inc.	647	864,545
Ooedo Onsen Reit Investment Corp.	120	89,043
Orix JREIT, Inc.	181	294,687
Premier Investment Corp.	480	520,301
Sekisui House Reit, Inc.	211	130,208
Tokyu REIT, Inc.	100	147,464
United Urban Investment Corp.	48	76,443
		9,158,054
Jersey – 0.02%
Target Healthcare REIT Ltd.	16,666	22,935

Malaysia – 0.08%
IGB Real Estate Investment Trust	108,000	44,484
KLCCP Stapled Group	25,200	46,208
Sunway Real Estate Investment Trust	64,000	25,116
		115,808
Mexico – 0.16%
Concentradora Fibra Danhos SA de CV	21,000	24,762
Fibra Uno Administracion SA de CV	100,000	100,719
Macquarie Mexico Real Estate Management SA de CV (a)	46,000	40,635
PLA Administradora Industrial S de RL de CV	30,000	39,206
Prologis Property Mexico SA de CV	18,000	29,538
		234,860
Netherlands – 0.33%
NSI NV	1,875	76,205
Vastned Retail NV	10,386	388,952
Wereldhave NV	831	27,237
		492,394
New Zealand – 0.12%
Goodman Property Trust	164,543	175,441

Singapore – 2.16%
CapitaLand Commercial Trust	36,384	46,270
ESR-REIT	205,566	74,374
Fortune Real Estate Investment Trust	2,010,973	2,308,045
Mapletree Commercial Trust	108,937	132,004

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
Singapore – 2.16% (Continued)
Mapletree Industrial Trust	100,000	$138,754
Mapletree Logistics Trust	386,925	358,644
Starhill Global REIT	171,918	84,055
Suntec Real Estate Investment Trust	44,263	56,947
		3,199,093
South Africa – 0.64%
Arrowhead Properties Ltd.	79,358	25,691
Fortress REIT Ltd. – Class A	79,360	97,333
Fortress REIT Ltd. – Class B	68,360	69,946
Hyprop Investments Ltd.	30,746	197,893
SA Corporate Real Estate Ltd.	1,056,595	296,753
Vukile Property Fund Ltd.	167,036	256,723
		944,339
Spain – 0.46%
Lar Espana Real Estate Socimi SA	8,340	78,276
Merlin Properties Socimi SA	47,468	600,197
		678,473
United Kingdom – 3.94%
Assura PLC	219,035	149,405
Big Yellow Group PLC	66,272	738,784
British Land Co. PLC	147,510	1,063,532
Derwent London PLC	5,930	216,340
Hansteen Holdings PLC	179,858	214,286
Intu Properties PLC	50,722	73,861
Land Securities Group PLC	1,686	17,531
NewRiver REIT PLC	43,714	126,908
Segro PLC	96,824	747,020
Shaftesbury PLC	7,221	80,051
Tritax Big Box REIT PLC	543,673	938,981
UNITE Group PLC	65,148	693,032
Workspace Group PLC	73,358	780,791
		5,840,522
United States – 51.19%
Acadia Realty Trust	6,021	172,622
Agree Realty Corp.	43,253	2,576,581
Alexander & Baldwin, Inc. (a)	2,800	58,044
Alexandria Real Estate Equities, Inc.	385	47,933
American Campus Communities, Inc.	12,011	526,442
American Homes 4 Rent	2,874	59,865
American Tower Corp.	728	119,749
Americold Realty Trust	30,303	812,120
Apartment Investment & Management Co.	32,989	1,553,452
Apple Hospitality REIT, Inc.	18,723	297,134

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
United States – 51.19% (Continued)
AvalonBay Communities, Inc.	17,084	$3,255,698
Boston Properties, Inc.	452	59,302
Braemar Hotels & Resorts, Inc.	332	3,154
Brandywine Realty Trust	4,915	70,137
Camden Property Trust	27,055	2,574,554
CareTrust REIT, Inc.	66,851	1,338,357
CBL & Associates Properties, Inc.	90,000	234,900
Chesapeake Lodging Trust	16,337	483,085
Columbia Property Trust, Inc.	35,571	763,709
Community Healthcare Trust, Inc.	8,400	264,936
CoreSite Realty Corp.	7,159	697,716
Cousins Properties, Inc.	73,482	620,923
CubeSmart	26,694	831,251
CyrusOne, Inc.	1,299	72,848
DiamondRock Hospitality Co.	30,225	318,572
Digital Realty Trust, Inc.	18,000	2,070,720
Duke Realty Corp.	7,821	222,586
Easterly Government Properties, Inc.	7,989	145,560
EastGroup Properties, Inc.	3,186	318,664
EPR Properties	17,597	1,246,396
Equinix, Inc.	1,636	630,318
Equity Commonwealth	57,844	1,837,704
Equity LifeStyle Properties, Inc.	785	78,131
Equity Residential	22,395	1,595,644
Federal Realty Investment Trust	223	29,456
First Industrial Realty Trust, Inc.	9,846	315,663
Forest City Realty Trust, Inc. (a)	15,788	399,436
Four Corners Property Trust, Inc.	60,000	1,664,400
Getty Realty Corp.	92,191	2,820,123
HCP, Inc.	1,380	40,379
Healthcare Realty Trust, Inc.	4,600	142,600
Healthcare Trust of America, Inc.	17,027	478,799
Host Hotels & Resorts, Inc.	106,566	2,024,754
Hudson Pacific Properties, Inc.	1,438	44,377
JBG SMITH Properties	19,646	787,215
Kilroy Realty Corp.	16,867	1,182,208
LaSalle Hotel Properties	61,367	1,967,426
Liberty Property Trust	27,098	1,227,268
Life Storage, Inc.	18,705	1,826,356
LTC Properties, Inc.	21,342	991,122
Mack-Cali Realty Corp.	13,152	284,872
MedEquities Realty Trust, Inc.	14,305	97,846
Mid-America Apartment Communities, Inc.	26,674	2,762,359
Monmouth Real Estate Investment Corp. – Class A	5,546	77,256

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
United States – 51.19% (Continued)
National Health Investors, Inc.	23,988	$1,870,584
Paramount Group, Inc.	52,000	742,040
Park Hotels & Resorts, Inc.	52,952	1,631,981
Pennsylvania Real Estate Investment Trust (e)	50,000	409,500
Physicians Realty Trust	142,682	2,541,166
Piedmont Office Realty Trust, Inc.	103,468	1,917,262
PotlatchDeltic Corp.	5,598	207,697
Preferred Apartment Communities, Inc.	4,500	67,320
Prologis, Inc.	38,235	2,574,745
PS Business Parks, Inc.	9,510	1,341,100
Public Storage	6,637	1,415,407
QTS Realty Trust, Inc.	860	34,907
Rayonier, Inc.	14,528	459,521
Realty Income Corp.	991	63,513
Regency Centers Corp.	545	34,695
Retail Properties of America, Inc.	105,152	1,323,864
Rexford Industrial Realty, Inc.	65,701	2,144,481
Ryman Hospitality Properties, Inc.	5,387	399,231
SBA Communications Corp. (a)	153	26,134
Seritage Growth Properties (e)	825	31,301
Simon Property Group, Inc.	18,680	3,468,689
SL Green Realty Corp.	8,933	861,320
Spirit MTA REIT	586	5,702
Spirit Realty Capital, Inc.	37,465	277,990
STORE Capital Corp.	9,181	275,063
Summit Hotel Properties, Inc.	25,038	279,174
Sunstone Hotel Investors, Inc.	43,739	667,457
Tanger Factory Outlet Centers, Inc.	2,662	62,956
Taubman Centers, Inc.	10,000	529,400
Terreno Realty Corp.	26,830	1,046,638
Tier REIT, Inc.	11,771	277,089
UDR, Inc.	14,766	629,327
Universal Health Realty Income Trust	2,686	188,584
Urban Edge Properties	7,316	145,881
Urstadt Biddle Properties, Inc.	12,389	254,966
VICI Properties, Inc.	30,000	653,100
Vornado Realty Trust	15,379	1,106,673
Washington Prime Group, Inc.	26,385	164,906
Washington Real Estate Investment Trust	12,255	330,395
Weingarten Realty Investors	1,731	49,957
WP Carey, Inc.	2,784	188,616
Xenia Hotels & Resorts, Inc.	6,100	123,952
		75,947,006
Total Real Estate Investment Trusts (Cost $109,131,576)		120,850,429

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
CLOSED-END FUNDS – 0.09%
Guernsey – 0.09%
F&C Commercial Property Trust Ltd.	27,740	$47,837
Picton Property Income Ltd.	89,162	94,754
		142,591
Total Closed-End Funds (Cost $150,101)		142,591

RIGHTS – 0.00%
Cromwell Property Group (a)	42,305	309
Total Rights (Cost $1,303)		309

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 0.21%
Money Market Fund – 0.21%
First American Government Obligations Fund – Class Y, 1.800% (g)	314,341	314,341
Total Investments Purchased with Proceeds
from Securities Lending (Cost $314,341)		314,341

LIQUIDATING TRUST – 0.01%
United States – 0.01%
Winthrop Realty Trust (a)(c)	9,590	11,604
Total Liquidating Trust (Cost $21,535)		11,604

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2018

	Shares	Value
SHORT-TERM INVESTMENTS – 0.06%
Money Market Fund- 0.06%
First American Treasury Obligations Fund – Class X, 2.144% (g)	89,513	$89,513
Total Short-Term Investments (Cost $89,513)		89,513
Total Investments (Cost $136,284,640) – 99.84%		148,133,526
Other Assets in Excess of Liabilities – 0.16%		231,585
TOTAL NET ASSETS – 100.00%		$148,365,111

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $594,711, represents 0.40% of net assets.
(c)	Illiquid security. The total market value of these securities was $15,549, representing 0.01% of net assets.
(d)	Fair valued security. Value determined using significant unobservable inputs.
(e)	All or a portion of this security is out on loan as of November 30, 2018. Total value of securities out on loan is $295,013.
(f)
Restricted security as to resale. As of report date, the Fund held a restricted security with a current value of $3,945, acquired January 14, 2014 with an original cost of $0, which was 0.00% of its net assets.

(g)	Seven day yield as of November 30, 2018.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CDI
CHESS Depositary Interests are a way of allowing securities of foreign companies to be traded on the Australian Stock Exchange. CDIs afford shareholders all of the same direct economic benefits as ordinary shares, such as the right to dividends and to participate in rights offers.

CVA	Commanditaire Vennootschap op Aandelen is a Belgium term for limited partnership with shares.
LP	Limited Partnership
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
S de RL de CV
Sociedad De Responsabilidad Limitada De Capital Variable is a nonnegotiable stock limited liability corporation of two or more persons whose liabilities for acts of the corporation are limited to their capital contribution.

SE	Societas Europaea is a term for a European Public Limited Liability Company.
SIIQ	An Italian term for listed Real Estate Investment Company.
SpA	Società per Azioni is the Italian term for a limited share company.
Tbk PT	Perseroan Terbatas is an Indonesian term that refers to a Limited Liability Company. Tbk is added if the shares become publicly listed on the stock exchange.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $152,405,086, $191,830,265 and $136,284,640, respectively)(1)
Foreign currencies (cost $0, $784,510 and $77,887, respectively)
Receivables:
Dividends and interest
Investments sold
Fund shares sold
Securities lending (Note 9)
Other assets
Total Assets

Liabilities
Loans Payable
Payable for collateral on securities loaned
Payable to the Advisor
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities
Net Assets

Net Assets Consist Of:
Paid-in capital
Total distributable earnings
Net Assets

(1)	Includes loaned securities with a value of

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(2)

(2)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2018

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$276,944,867	$210,576,245	$148,133,526
—	781,998	77,927

310,258	928,327	427,053
—	1,267,106	97,936
188,529	247,116	133,772
2,831	628	48
20,287	16,274	9,543
277,466,772	213,817,694	148,879,805

—	284,000	—
721,069	—	314,341
172,622	149,826	75,514
46,336	56,160	40,201
93,399	44,040	49,884
39,666	38,319	34,754
1,073,092	572,345	514,694
$276,393,680	$213,245,349	$148,365,111

$133,965,463	$192,966,835	$139,754,885
142,428,217	20,278,514	8,610,226
$276,393,680	$213,245,349	$148,365,111

$705,973	$—	$295,013

12,194,641	15,289,270	13,639,558

$22.67	$13.95	$10.88

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statements of Operations

Investment Income
Dividend income(1)
Interest income
Securities lending income
Total investment income

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Federal and state registration fees
Audit and tax fees
Legal fees
Reports to shareholders
Custody fees
Chief Compliance Officer fees and expenses
Trustees’ fees and related expenses
Other expenses
Total expenses before waivers or recoupment
Less (waivers) or recoupment by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets from Operations

(1)	Net of foreign taxes withheld and ADR issuance fees of $21, $591,117 and $263,519, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2018

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$3,099,161	$5,449,478	$5,045,869
8,552	15,815	11,010
70,135	22,763	10,572
3,177,848	5,488,056	5,067,451

2,527,473	2,010,846	933,748
199,300	199,881	134,559
164,327	115,482	83,558
22,434	20,821	21,951
19,712	21,714	19,712
15,253	13,817	12,122
14,378	14,514	11,052
13,382	78,872	49,835
10,001	9,996	10,001
7,529	7,545	7,529
26,032	24,099	9,246
3,019,821	2,517,587	1,293,313
(60,048)	101,049	26,360
2,959,773	2,618,636	1,319,673

218,075	2,869,420	3,747,778

18,038,665	2,406,932	(176,594)

(1,108,849)	(33,065,590)	(3,124,761)
(22)	(44,366)	(7,024)
16,929,794	(30,703,024)	(3,308,379)
$17,147,869	$(27,833,604)	$439,399

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2018	2017
From Operations
Net investment income	$218,075	$1,005,400
Net realized gain from investments	18,038,665	7,526,497
Net change in unrealized appreciation
(depreciation) on investments	(1,108,871)	52,838,665
Net increase in net assets from operations	17,147,869	61,370,562

From Dividends and Distributions to Shareholders
Net dividends and distributions	(8,625,737)	(4,671,811)
Net decrease in net assets resulting
from dividends and distributions paid	(8,625,737)	(4,671,811)*

From Capital Share Transactions
Proceeds from shares sold	37,509,548	34,912,936
Net asset value of shares issued
to distributions declared	8,522,142	4,606,211
Cost for shares redeemed**	(85,259,762)	(49,728,418)
Net decrease in net assets from
capital share transactions	(39,228,072)	(10,209,271)

Total Increase (Decrease) in Net Assets	(30,705,940)	46,489,480

Net Assets
Beginning of year	307,099,620	260,610,140
End of year	$276,393,680	$307,099,620 ***

** Net of redemption fees of	$5,912	$1,690

*	Includes net investments income distributions of $1,480,248 and net realized gain distributions of $3,191,563.
***	Includes accumulated undistributed net investment income of $749,150.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2018	2017
From Operations
Net investment income	$2,869,420	$1,936,066
Net realized gain from investments	2,406,932	1,324,060
Net change in unrealized appreciation
(depreciation) on investments	(33,109,956)	44,187,137
Net increase (decrease) in net assets from operations	(27,833,604)	47,447,263

From Dividends and Distributions to Shareholders
Net dividends and distributions	(3,672,334)	(1,430,467)
Net decrease in net assets resulting
from dividends and distributions paid	(3,672,334)	(1,430,467	)*

From Capital Share Transactions
Proceeds from shares sold	47,907,405	87,310,000
Net asset value of shares issued
to distributions declared	2,692,715	1,410,402
Cost for shares redeemed**	(45,585,106)	(29,150,839)
Net increase in net assets from
capital share transactions	5,015,014	59,569,563

Total Increase (Decrease) in Net Assets	(26,490,924)	105,586,359

Net Assets
Beginning of year	239,736,273	134,149,914
End of year	$213,245,349	$239,736,273	***

** Net of redemption fees of	$1,304	$531

*	Includes net investments income distributions of $1,430,467.
***	Includes accumulated undistributed net investment income of $1,214,905.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2018	2017
From Operations
Net investment income	$3,747,778	$2,342,781
Net realized gain (loss) from investments	(176,594)	750,447
Net change in unrealized appreciation
(depreciation) on investments	(3,131,785)	10,765,446
Net increase in net assets from operations	439,399	13,858,674

From Dividends and Distributions to Shareholders
Net dividends and distributions	(5,640,614)	(3,878,737)
Net decrease in net assets resulting
from dividends and distributions paid	(5,640,614)	(3,878,737	)*

From Capital Share Transactions
Proceeds from shares sold	33,613,283	40,245,612
Net asset value of shares issued
to distributions declared	4,874,695	3,813,134
Cost for shares redeemed**	(20,358,257)	(19,147,105)
Net increase in net assets from
capital share transactions	18,129,721	24,911,641

Total Increase in Net Assets	12,928,506	34,891,578

Net Assets
Beginning of year	135,436,605	100,545,027
End of year	$148,365,111	$135,436,605	***

** Net of redemption fees of	$1,198	$2,468

*	Includes net investments income distributions of $3,043,111 and net realized gain distributions of $835,626.
***	Includes accumulated undistributed net investment loss of $1,436,322.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.
(3)
The ratio of expenses to average net assets includes interest expenses. The annualized before waiver, expense reimbursement and recoupments excluding interest expense was 1.00%. The annualized after waiver, expense reimbursement and recoupments excluding interest expense was 0.99%.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2018		2017	2016	2015	2014
$22.04		$18.07	$17.84	$18.77	$17.19

0.02		0.07	0.11	0.11	0.07
1.23		4.22	0.54	0.44	2.46
1.25		4.29	0.65	0.55	2.53

(0.08)		(0.10)	(0.11)	(0.07)	(0.11)
(0.54)		(0.22)	(0.31)	(1.41)	(0.84)
(0.62)		(0.32)	(0.42)	(1.48)	(0.95)
0.00		0.00	0.00	0.00	0.00
$22.67		$22.04	$18.07	$17.84	$18.77

5.81%		24.13%	3.78%	3.43%	15.50%

$276,394		$307,100	$260,610	$239,939	$223,818

1.02	%(3)	1.02%	1.06%	1.05%	1.03%
1.00	%(3)	0.99%	0.99%	1.00%	1.03%

0.05%		0.32%	0.57%	0.59%	0.40%
0.07%		0.35%	0.64%	0.64%	0.40%
11.86%		20.81%	22.06%	40.10%	58.82%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.
(3)	The ratio of expenses to average net assets include interest expenses. The annualized before and after waiver, expense reimbursement and recoupments excluding interest expense was 1.18%.
(4)
The ratio of expenses to average net assets include interest expenses. The annualized before waiver, expense reimbursement and recoupments excluding interest expense was 1.18%. The annualized after waiver, expense reimbursement and recoupments excluding interest expense was 1.12%.

(5)
The ratio of expenses to average net assets include interest expenses. The annualized before waiver, expense reimbursement and recoupments excluding interest expense was 1.05%. The annualized after waiver, expense reimbursement and recoupments excluding interest expense was 1.10%.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2018		2017	2016		2015		2014
$16.01		$12.06	$13.16		$14.03		$13.93

0.19		0.17	0.18		0.14		0.21
(2.01)		3.91	(1.12)		(0.20)		0.14
(1.82)		4.08	(0.94)		(0.06)		0.35

(0.24)		(0.13)	(0.16)		(0.28)		(0.24)
—		—	—		(0.53)		(0.01)
(0.24)		(0.13)	(0.16)		(0.81)		(0.25)
0.00		0.00	0.00		0.00		0.00
$13.95		$16.01	$12.06		$13.16		$14.03

(11.55)%		34.16%	(7.24)%		(0.20)%		2.56%

$213,245		$239,736	$134,150		$139,209		$120,714

1.06	%(5)	1.12%	1.19	%(4)	1.19	%(3)	1.18%
1.11	%(5)	1.10%	1.13	%(4)	1.19	%(3)	1.18%

1.26%		1.14%	1.38%		1.03%		1.50%
1.21%		1.16%	1.44%		1.03%		1.50%
26.38%		16.29%	36.19%		29.84%		50.99%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized loss on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2018	2017	2016	2015	2014
$11.30	$10.35	$10.24	$10.51	$9.04

0.28	0.22	0.25	0.19	0.20
(0.26)	1.11	0.11	(0.03)	1.42
0.02	1.33	0.36	0.16	1.62

(0.41)	(0.30)	(0.25)	(0.43)	(0.15)
(0.03)	(0.08)	—	—	—
(0.44)	(0.38)	(0.25)	(0.43)	(0.15)
0.00	0.00	0.00	0.00	0.00
$10.88	$11.30	$10.35	$10.24	$10.51

0.19%	13.16%	3.43%	1.65%	18.37%

$148,365	$135,437	$100,545	$90,549	$77,825

0.90%	0.96%	1.01%	1.03%	1.20%
0.92%	1.00%	1.00%	1.00%	1.00%

2.63%	2.06%	2.32%	1.78%	1.91%
2.61%	2.02%	2.33%	1.81%	2.11%
17.28%	7.24%	20.09%	8.52%	80.22%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009 and began investing consistent with its investment objective on January 15, 2010. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. On July 21, 2016, Gerstein, Fisher & Associates, Inc. entered into a definitive agreement to be acquired by People’s Securities, Inc., a subsidiary of People’s United Bank, N.A.  The transaction closed on November 2, 2016.  At such time, Gerstein, Fisher & Associates, Inc. became a division of People’s Securities, Inc. and began operating as People’s Securities, Inc. doing business as Gerstein Fisher.  On April 1, 2018, in connection with an internal corporate restructuring, People’s Securities, Inc. transferred the advisory agreement for the Funds to its affiliate, People’s United Advisors, Inc., a subsidiary of People’s United Bank, N.A. People’s United Advisors, Inc., doing business as Gerstein Fisher or Gerstein Fisher Asset Management (the “Advisor”), is the Funds’ investment advisor.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by the Advisor’s predecessor entity.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Portfolio securities listed on the NASDAQ Stock Market LLC. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield method until maturity.

Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.  All ETFs are valued at the last reported sales price on the exchange on which the security is principally traded.

Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges.  The Funds utilize a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the FASB Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Advisor anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

If market quotations are not readily available, security or other asset will be valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2018:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Level 1	Level 2	Level 3^	Total
Assets:
Common Stocks*	$275,864,357	$—	$—	$275,864,357
Rights	—	—	2,341	2,341
Short-Term Investments	357,100	—	—	357,100
Investments Purchased with
Proceeds from Securities Lending	721,069	—	—	721,069
Total Investments in Securities	$276,942,526	$—	$2,341	$276,944,867

*	For further information regarding security characteristics, please see the Schedules of Investments.
^	The Fund measures Level 3 activity as of the end of each financial reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Rights
Balance as of 11/30/2017	$—
Acquisitions	—
Dispositions	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	2,341	#
Transfers into Level 3	—
Balance as of 11/30/2018	$2,341

#	The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2018 is $2,341.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2018:

Range/Weighted
	Fair Value	Valuation	Unobservable	Average
Category	November 30, 2018	Methodologies	Input	Unobservable Input+
Rights	$2,341	Last traded price	Market	$0.58
		and company	Assessment
specific
information

+	Table presents information for one security, which has been valued at $0.58 throughout the period.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks+	$3,718,916	$206,857,032	$—	$210,575,948
Short-Term Investments	297	—	—	297
Total Investments
in Securities	$3,719,213	$206,857,032	$—	$210,576,245

+	For further information regarding security characteristics, please see the Schedules of Investments.

The Fund did not hold any Level 3 securities during the year.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Level 1	Level 2	Level 3^	Total
Assets:
Common Stocks*	$2,648,718	$24,076,021	$—	$26,724,739
Real Estate
Investment Trusts*	82,169,224	38,677,260	3,945	120,850,429
Closed-End Funds	94,754	47,837	—	142,591
Liquidating Trust	—	11,604	—	11,604
Rights	—	309	—	309
Short-Term Investments	89,513	—	—	89,513
Investments Purchased
with Proceeds from
Securities Lending	314,341	—	—	314,341
Total Investments
in Securities	$85,316,550	$62,813,031	$3,945	$148,133,526

*	For further information regarding security characteristics, please see the Schedules of Investments.
^	The Fund measures Level 3 activity as of the end of each financial reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Real Estate
Description	Investment Trusts
Balance as of 11/30/2017	$4,083
Acquisitions	—
Dispositions	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	(138	)#
Transfers into Level 3	—
Balance as of 11/30/2018	$3,945

#	The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2018 is $(138).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2018:

				Range/Weighted
	Fair Value	Valuation	Unobservable	Average
Category	November 30, 2018	Methodologies	Input	Unobservable Input+
Real Estate		Last traded price	Liquidation	$0.04
Investment Trusts	$3,945	and company	Value
			specific
			information

+	Table presents information for one security, which has been valued at 0.05 Australian dollars throughout the period.

The Funds did not hold derivative instruments during the year ended November 30, 2018.

(b) Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting,

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(h) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date. Realized gains and losses are evaluated on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in domestic REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. Changes to estimates will be recorded in the period they are known. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statements of Assets and Liabilities.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2018	$1,090,856	$7,534,881
Year Ended November 30, 2017	$1,480,248	$3,191,563

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Year Ended November 30, 2018	$3,672,334	$ —
Year Ended November 30, 2017	$1,430,467	$ —

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Year Ended November 30, 2018	$5,329,605	$311,009
Year Ended November 30, 2017	$2,912,688	$966,049

As of November 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$152,604,471	$193,760,243	$139,414,134
Gross tax unrealized appreciation	128,172,333	33,885,516	18,990,581
Gross tax unrealized depreciation	(3,831,937)	(17,069,514)	(10,271,189)
Net tax unrealized appreciation	124,340,396	16,816,002	8,719,392
Undistributed ordinary income	57,049	2,185,111	307,014
Undistributed long-term capital gain	18,030,772	1,296,127	—
Total distributable earnings	18,087,821	3,481,238	307,014
Other accumulated gain/(loss)	—	(18,726)	(416,180)
Total accumulated gains	$142,428,217	$20,278,514	$8,610,226

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, mark-to-market of passive foreign investment company (“PFIC”) adjustments, and Partnership Basis Adjustments.

At November 30, 2018, the Funds had the following capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2018.

	Short-Term	Long-Term
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$12,846	$400,803

The Gerstein Fisher Multi-Factor® International Growth Equity Fund utilized $1,267,130 of short-term capital loss carryover in the fiscal year 2018.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2018, the following table shows the reclassifications made:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Total distributable earnings	$—	$—	$—
Paid-in capital	$—	$—	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2018. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2018. At November 30, 2018, the fiscal tax years 2015 through 2018 remain open to examination for the Funds in the Funds’ major tax jurisdictions.

(4)	Investment Advisor

The Trust, on behalf of the Funds, has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Advisor for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses at least through the expiration dates listed below, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	0.99%	March 30, 2020
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.10%	March 30, 2020
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	March 30, 2020

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2019	$162,722	$—	$—
November 2020	$96,324	$23,438	$—
November 2021	$60,048	$—	$—

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2018, and owed as of November 30, 2018 are as follows:

Administration and Accounting	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$199,300	$33,541
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$199,881	$33,859
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$134,559	$24,420

Transfer Agency	Incurred(1)	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$59,960	$9,574
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$47,725	$7,486
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$28,965	$5,045

(1)	These amounts do not include sub-transfer agency fees, therefore they do not agree to the amount on the Statements of Operations.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Custody	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$13,382	$ 1,557
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$78,872	$13,146
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$49,835	$ 9,069

The Funds each have a line of credit with US Bank (see Note 8).

The Funds have entered into a securities lending agreement with US Bank (see Note 9).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Funds are also employees of Fund Services.  A Trustee of the Trust is affiliated with Fund Services and US Bank.  This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2018, and owed as of November 30, 2018 are as follows:

	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$10,001	$1,664
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$ 9,996	$1,669
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$10,001	$1,667

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Gerstein Fisher Multi-Factor® Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares sold	1,618,287	1,775,688
Shares reinvested	393,269	251,431
Shares redeemed	(3,750,455)	(2,513,833)
Net decrease	(1,738,899)	(486,714)

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares sold	3,050,075	5,784,386
Shares reinvested	168,822	115,417
Shares redeemed	(2,905,433)	(2,051,594)
Net increase	313,464	3,848,209

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Shares sold	3,082,385	3,676,411
Shares reinvested	440,561	358,972
Shares redeemed	(1,871,196)	(1,758,359)
Net increase	1,651,750	2,277,024

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2018, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$35,068,226	$80,194,925
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$67,362,289	$61,526,141
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$42,690,623	$24,639,630

(8)	Line of Credit

At November 30, 2018, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $10,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 9, 2019.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest was accrued at the prime rate of 4.25% from December 1, 2017 through December 13, 2017, 4.50% from December 14, 2017 through March 21, 2018, 4.75% from March 22, 2018 through June 13, 2018, 5.00% from June 14, 2018 through September 26, 2018, and 5.25% thereafter.  The Gerstein Fisher Multi-Factor® International Growth Equity Fund had loans of $284,000 outstanding as of November 30, 2018. There were no loans outstanding for the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund as of November 30, 2018.  The following table provides information regarding usage of the line of credit for the year ended November 30, 2018.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Gerstein Fisher
Multi-Factor® Growth
Equity Fund	121	$1,036,595	$16,010	$10,000,000	2/8/2018
Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	101	$1,259,228	$16,365	$6,486,000	2/15/2018
Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	64	$341,969	$2,937	$1,087,000	11/6/2018

*	Interest expense is included with “Other expenses” on the Statements of Operations.

(9)	Securities Lending

Following terms of a securities lending agreement with the Funds’ custodian, U.S. Bank, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

As of November 30, 2018, Gerstein Fisher Multi-Factor® International Growth Equity Fund had no securities on loan, and the market value of the securities on loan and value of collateral received for securities lending by Gerstein Fisher Multi-Factor® Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund were as follows:

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$705,973	$721,069	0.26%
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$295,013	$314,341	0.20%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Y (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedule of Investments for the Funds include the particular cash collateral holding as of November 30, 2018. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2018, Pershing, LLC, for the benefit of others, held the following percentage of each Fund’s outstanding shares:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
47.94%	35.65%	42.54%

At November 30, 2018, EGAP & Co., for the benefit of others, held 31.81% of the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s outstanding shares.

(11)	Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2018

changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended November 30, 2018.

(12)	Subsequent Event

On December 28, 2018, the Funds declared and paid distributions from ordinary income and long-term capital gains to the shareholders of record on December 27, 2018, as follows:

	Ordinary	Long Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor® Growth Equity Fund	$1,571,324	$18,030,828
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$2,193,397	$1,296,159
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$1,030,389	$—

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Funds, comprising Gerstein Fisher Multi-Factor Growth Equity Fund, Gerstein Fisher Multi-Factor International Growth Fund, and Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (the “Funds”), each a series of Trust for Professional Managers, as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended November 30, 2015, and prior, were audited by other auditors whose report dated January 29, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 28, 2019

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 20, 2018 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund, the Gerstein Fisher Multi-Factor International Growth Equity Fund and the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and People’s United Advisors, Inc. doing business as Gerstein Fisher or Gerstein Fisher Asset Management, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts (with respect to the Gerstein Fisher Multi-Factor Growth Equity Fund only) and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2019.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Growth Equity Fund, the International Growth Equity Fund and the Global Real Estate Securities Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Growth Index for the Growth Equity Fund, the MSCI EAFE Growth Index for the International Growth Equity Fund and the FTSE EPRA/NAREIT Developed Index for the Global Real Estate Securities Fund), and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds for the Growth Equity Fund, a peer group of U.S. open-end foreign large growth funds for the International Growth Equity Fund and a peer group of U.S. open-end global real estate funds for the Global Real Estate Securities Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Growth Equity Fund’s performance for each of the year-to-date, three-year and five-year periods ended April 30, 2018 was above the Morningstar Peer Group median.  The Trustees noted the Fund’s performance for the one-year period ended April 30, 2018 was below the Morningstar Peer Group median.  The Trustees further noted that for the year-to-date period ended March 31, 2018, the Fund’s performance was above the Russell 1000 Growth Index, but fell below the benchmark for the one-year, three-year, five-year and since inception periods ended March 31, 2018.  The Trustees reviewed the Fund’s performance relative to the Adviser’s composite of other separately-managed U.S. core equity accounts managed with investment strategies substantially similar to the Growth Equity Fund, and noted the Adviser attributed the differences to the Growth Equity Fund’s more growth-oriented investment strategy, specific stock selection within the Fund’s portfolio, and the greater sensitivity to taxes of the separately-managed U.S. core equity accounts.

The Trustees noted that the International Growth Equity Fund’s performance for each of the year-to-date, one-year and five-year periods ended April 30, 2018 was above the Morningstar Peer Group median.  The Trustees also noted the Fund’s performance for the three-year period ended April 30, 2018 was at the Morningstar Peer Group median.  The

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Trustees further noted that for each of the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2018, the Fund outperformed the MSCI EAFE Growth Index.

The Trustees noted that the Global Real Estate Securities Fund’s performance for the three-year and five-year periods ended April 30, 2018 was above the Morningstar Peer Group median.  The Trustees further noted the Global Real Estate Securities Fund’s performance for the year-to-date and one-year periods ended April 30, 2018, was below the Morningstar Peer Group median.  The Trustees then noted that for each of the year-to-date, one-year, three-year and since inception periods ended March 31, 2018, the Fund had outperformed the FTSE EPRA/NAREIT Developed Index.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Funds relative to the Morningstar Peer Groups.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized each Fund’s operations, and had not fully recouped those subsidies from the Growth Equity Fund and the International Growth Equity Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2018 meeting and the August 20, 2018 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Growth Equity Fund’s contractual management fee of 0.85% was above the Morningstar Peer Group average of 0.68%.  The Trustees also noted that the Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.88%.  The Trustees then compared the fees paid by the Growth Equity Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the International Growth Equity Fund’s contractual management fee of 0.85% was slightly above the Morningstar Peer Group average of 0.82%.  The Trustees also noted that the International Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.00%.

The Trustees noted that the Global Real Estate Securities Fund’s contractual management fee of 0.65% was below the Morningstar Peer Group average of 0.86%.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees also noted that the Global Real Estate Securities Fund’s total expense ratio of 0.95% was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.05%.  The Trustees further noted that the Global Real Estate Securities Fund was operating below its expense cap of 1.00%.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive, and further concluded that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2019 as being in the best interests of each Fund and its shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended November 30, 2018 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	0.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	6.74%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended November 30, 2018, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	95.56%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	50.99%

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2018 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$6,040,377	$591,117	$0.0387

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) for the tax year ended November 30, 2018.  The amounts designated as long-term capital gains were as follows:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
$7,534,881	$—	$311,009

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0326 per share for each share owned on November 30, 2018, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	28	Professor,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004-present);	investment
				Chair, Department	company with
				of Accounting,	three
				Marquette University	portfolios).
(2004–2017).

Gary A. Drska	Trustee	Indefinite	28	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three
portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	28	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing Director,	Gottex Trust
Year of Birth: 1943		2009		Chief Administrative	(an open-end
				Officer (“CAO”) and	investment
				Chief Compliance	company
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	28	President	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		(2017–present),	Funds (an
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present), Executive	company)
				Vice President	(2003–2017);
				(1994–2017),	USA
				U.S. Bancorp Fund	MUTUALS
				Services, LLC.	(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President,
Milwaukee, WI 53202	Officer,	July 1,		U.S. Bancorp Fund
Year of Birth: 1985	Vice	2017		Services,
	President			LLC (February
	and			2017–present);
	Anti-Money			Vice President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December 2016–
January 2017);
Vice President and
CCO, Heartland
Group, Inc. (May
2016–November
2016); Vice
President, CCO and
Senior Legal Counsel
(May 2016–November
2016), Assistant CCO
and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal and
Compliance Counsel
(2013–2015),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 29, 2015		Services, LLC
Year of Birth: 1981				(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 1-800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

GERSTEIN FISHER FUNDS

Investment Advisor	Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York 10017
Gerstein Fisher is a division
of People’s United Advisors, Inc.

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$52,000	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$8,500	$8,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 5, 2019

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 5, 2019

* Print the name and title of each signing officer under his or her signature